SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 17, 2004
                                                         (August 17, 2004)

                           TrustCo Bank Corp NY


         (Exact name of registrant as specified in its charter)

                                 New York
              (State or other jurisdiction of incorporation)


             0-10592                                  14-1630287
------------------------------------   -----------------------------------------
     (Commission File Number)              (IRS Employer Identification No.)


                5 Sarnowski Drive, Glenville, New York 12302
             (Address of principal executive offices) (Zip Code)



     Registrant's telephone number, including area code: (518) 377-3311
                                                         --------------





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TrustCo Bank Corp NY


Item 5.          Other Events

                 A press release was issued on August 17, 2004, declaring a quarterly cash dividend of $0.15 per share, payable October 1, 2004, to the shareholders of record at the close of business on September 3, 2004. Attached is the press release labeled as exhibit 99(a).




Item 7           (c) Exhibits


                 Reg S-K Exhibit No.                Description
                      99(a)                         One page press release
                                                    dated August 17, 2004,
                                                    declaring a quarterly cash
                                                    dividend of $0.15 per
                                                    share, payable October 1,
                                                    2004, to the shareholders
                                                    of record at the close of
                                                    business on September 3,
                                                    2004.










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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 17, 2004

                                          TrustCo Bank Corp NY
                                          (Registrant)


                                          By:/s/ Robert T. Cushing
                                             ----------------------
                                             Robert T. Cushing
                                             Executive Vice President and Chief
                                             Financial Officer



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                          Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.      Description                                     Page
------------------       ------------------------------                --------
     99(a)               One page press release dated August 17,
                         2004, declaring a quarterly cash dividend         5
                         of $0.15 per share, payable October 1,
                         2004, to the shareholders of record at the close of business on September 3, 2004.









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                                                                 Exhibit 99(a)

Subsidiary:  Trustco Bank                                        NASDAQ -- TRST

Contact: Robert M. Leonard
         Vice President
         518-381-3693



FOR IMMEDIATE RELEASE:



                      TRUSTCO DECLARES CASH DIVIDEND


Glenville, New York - August 17, 2004. On August 17, 2004, the Board of Directors of TrustCo Bank Corp NY declared a quarterly common stock cash dividend of $0.15 per share, payable October 1, 2004, to the shareholders of record at the close of business on September 3, 2004.

TrustCo Bank Corp NY is a $2.8 billion bank holding company and through its subsidiary, Trustco Bank, operates 69 offices in New York, Vermont, and Florida. In addition, the bank operates a full service Trust Department that has $931 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.



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